UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 7, 2005

                          FIRST PACTRUST BANCORP, INC.

             (Exact name of Registrant as specified in its Charter)


            Maryland                 000-49806               04-3639825
      ---------------------         ------------         ---------------------
        (State or other              Commission            (I.R.S. Employer
           jurisdiction              File Number          Identification No.)
       of incorporation or
          organization)

                610 Bay Blvd.                           91910
           Chula Vista, California
  ----------------------------------------           ------------
  (Address of principal executive offices)            (Zip code)

                                 (619) 691-9741
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS
                                -----------------

Item 8.01. Other Events
-----------------------

Item 9.01. Financial Statements and Exhibits
--------------------------------------------
SIGNATURES
----------
Index to Exhibits
-----------------
Press Release
-------------

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Table of Contents
-----------------


Item 8.01. Other Events.

     On January 7, 2005, First PacTrust Bancorp, Inc. (the "Company") issued a press release announcing that it would hold its annual shareholders meeting on Wednesday, April 20, 2005, and that shareholders of record as of March 11, 2005 will be entitled to notice of and to vote at the meeting.


     Financial Statements and Exhibits.

Item 9.01.

     (c)  Exhibits


          99.1 Press Release, dated January 7, 2005, of First PacTrust Bancorp, Inc.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    FIRST PACTRUST BANCORP, INC.

Date: January 7, 2005                               /s/ James P. Sheehy
                                                    ----------------------------

                                                    James P. Sheehy
                                                    Executive Vice President
                                                    Secretary and Treasurer

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


Table of Contents
-----------------


                                Index to Exhibits




Exhibit Number        Description of Exhibit
--------------        ----------------------------------------------------------
    99.1              Press release, dated January 7, 2005, of First PacTrust
                      Bancorp, Inc.


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